UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2015
ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2015, On Assignment, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with MSCP V CC Parent, LLC, a Delaware limited liability company (“Target”), each of the persons listed on Exhibit A thereto (the “Sellers”), MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative. Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire all of the outstanding equity interests of Target, a holding company for Creative Circle, LLC, a Delaware limited liability company (“Creative Circle”), resulting in Creative Circle becoming a wholly-owned indirect subsidiary of the Company (the “Transaction”).

Pursuant to the Purchase Agreement, the Company will pay $570 million in upfront consideration, comprised of $540 million in cash, subject to certain customary post-closing adjustments, and $30 million of stock, subject to certain limitations and the ability of the Company to elect to pay cash in lieu thereof in certain circumstances. The Purchase Agreement also provides for a potential earn-out payment to certain Sellers of up to $30 million upon the achievement of certain fiscal year 2015 revenue and adjusted EBITDA performance metrics.

The Purchase Agreement contains representations, warranties and covenants of the parties and indemnification provisions customary for a transaction of this type. The Purchase Agreement contains certain customary termination rights for both the Company and the Sellers, including, among others, if the Transaction is not consummated on or before September 7, 2015.

The Creative Circle Transaction is expected to close in the second quarter of 2015, subject to satisfaction of customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with entering into the Purchase Agreement, the Company entered into a commitment letter (the “Commitment Letter”) with Wells Fargo Bank, National Association (“WFB”) and Wells Fargo Securities, LLC (“WFS”). The Commitment Letter includes a $975 million commitment from WFB for a credit facility to be comprised of a $100 million revolving credit facility (undrawn at close, other than for letters of credit) and an $875 million term loan B. The proceeds of the term loan will be used to finance the cash portion of the purchase price and refinance the Company’s existing debt as well as to pay fees and expenses in connection with the Transaction.

The Purchase Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Target or any of their respective subsidiaries or affiliates.

Item 7.01. Regulation FD Disclosure.

On May 11, 2015, the Company issued a press release announcing the execution of the Purchase Agreement (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 hereto. Additionally, on May 11, 2015, the Company disseminated an investor presentation (the “Investor Presentation”) to be used in connection with a conference call to be held with investors discussing the Creative Circle Transaction. A copy of the Investor Presentation has been made available on the Company’s website.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Information About Forward-Looking Statements

This communication may contain forward-looking statements, including, but not limited to, statements regarding the Transaction, expected timing and benefits of the transaction and the impact of the transaction on the Company. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management of the Company and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Transaction will not close when expected or at all; the risk that the Company’s business and/or Creative Circle’s business will be adversely impacted during the pendency of the Transaction; the risk that the operations of the two companies will not be integrated successfully; and other risks and uncertainties discussed in the Company’s most recent annual or quarterly reports and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit
2.1*
Purchase Agreement, dated as of May 9, 2015, by and among On Assignment, Inc., MSCP V CC Parent, LLC, each of the persons listed on Exhibit A of the Purchase Agreement, MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative

99.1	Press Release issued by On Assignment, Inc., dated May 11, 2015
_______________

*
Schedules and Exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.
Date: May 11, 2015	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1*
Purchase Agreement, dated as of May 9, 2015, by and among On Assignment, Inc., MSCP V CC Parent, LLC, each of the persons listed on Exhibit A of the Purchase Agreement, MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative

99.1	Press Release issued by On Assignment, Inc., dated May 11, 2015
_______________

*
Schedules and Exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.